     Real Estate Lease between Aduromed Corporation and Cheyenne Company LLC

                                      LEASE

     THIS LEASE dated this 3rd of day of _February_, 2006, by and between
Cheyenne Company, LLC, a Connecticut limited liability company of 3 Trowbridge
Drive, P.O. Box 107, of the Town of Bethel, County of Fairfield and State of
Connecticut, hereinafter called "Landlord" and ADUROMED CORPORATION, a Delaware corporation having an office at 8 School Street, Suite 11-13, in the Town of
Bethel, in the County of Fairfield and State of Connecticut, hereinafter called
"Tenant". This date shall be defined as the "lease commencement date".

                                   WITNESSETH:

     WHEREAS, the Landlord is the owner of certain premises located in the Town of Bethel, County of Fairfield and State of Connecticut, known as 3 Trowbridge
Drive (the "Premises"), and is desirous of leasing 11,856 square feet plus or minus in the upper level of the building on the Premises which Premises are more particularly described in Schedule A attached hereto (the "Building") and,

     WHEREAS, the Tenant is desirous of leasing such Premises upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in return for a good and valuable consideration to each party in hand paid by the other, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants herein contained, the parties agree as follows:

1. DEMISED PREMISES:

     (a) In consideration of the rents and covenants herein reserved and contained on the part of the Tenant, to be paid, performed and observed, the
Landlord does hereby demise and lease unto the Tenant the Premises, consisting of a portion of the Premises containing approximately 11,856 square feet on the upper level on the Building located at 3 Trowbridge Drive, Bethel CT. The
Landlord reserves the right to lease the lower level space in the Building to another party or parties.

     And the Landlord warrants and represents to Tenant that it is the owner in fee of the Premises and it has good right to lease the Demised Premises in the manner aforesaid (subject to the provisions hereof) and that it will suffer and permit said Tenant to occupy, possess and enjoy said Demised Premises during the term herein

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stated, without hindrance or molestation from the Landlord or any person claiming by, from or under it;

     And the Tenant covenants that it leases said Demised Premises subject to the encumbrances existing of record at the date of this Lease; and the Tenant has Landlord's permission to use the Demised Premises for purposes of warehousing, research and development, fabrication and assembly, inventory, and general office space for assorted products and materials, provided same is permitted by the applicable municipal regulations, including but not limited to zoning and planning regulations; and provided, Tenant complies with all of said regulations.

     (b) Mutual Covenants. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

     (c) Tenant's Use of Common Areas. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord, other tenants in the building and all persons, firms and corporations conducting business at the Premises and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Premises' Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 11 below and all covenants, conditions and restrictions now or hereafter affecting the Premises (provided Tenant's use of the Demised Premises as contemplated herein is not materially and adversely impacted), all common areas on the premises, except for the area in front of the garage doors on the lower level of the premises, which shall be and are reserved for the exclusive use of the tenant(s) of said Premises and/or the Landlord. All rights of access over, under and through said parking area are expressly reserved by Landlord for use by
Premises' Occupants. Notwithstanding the foregoing, the parking area in front of the Premises are reserved for the exclusive use of the Tenant for parking only.
All other parking areas around the premises not so reserved for the Tenant will be on a first come first serve basis, except as provided above.

     (d) Landlord's Reservation of Rights. Provided Tenant's use of and access to the Demised Premises is not interfered with in an unreasonable manner,
Landlord reserves for itself and the Premises' Occupants from time to time to:
(i) make

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changes to the design and layout of the Premises, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, parking spaces and parking areas; and (ii) use or close temporarily the Common Areas, and/or other portions of the Premises while engaged in making improvements, repairs or alterations to the Building or any portion thereof.

2. TERM, RENT, AND SECURITY

     The aforesaid Demised Premises are demised for a term of Ten (10) years from the "rent commencement date". The lease shall commence on the "lease commencement" date as previously defined. The date on which the Tenant is given access to the premises will be defined as the "occupancy commencement date" and is estimated to be April 1, 2006. The "rent commencement" date is defined as the date 30 days after the "occupancy commencement date" and estimated to be May 1,
2006. The Term shall end ten years from the "rent commencement date" subject to
Tenant's right to extend the Term as set forth below (the "Termination Date").
The Tenant shall pay as hereinafter provided, as a minimum guaranteed base rental the amounts set forth in Schedule B attached hereto. Each monthly installment of rent shall be payable on the first day of each and every month throughout said period, in advance. In the event the Commencement Date should commence on any day other than the first day of a month, the rent for the remaining portion of such month shall be prorated on a daily basis, until the first day of the next month. All payments to the Landlord shall be made by check or draft, payable to the order of the Landlord and shall be mailed to P.O. Box
107, Bethel, Connecticut 06801 or at such other address as the Landlord hereunder may direct by written notice delivered to the Tenant.

     The Landlord acknowledges receipt of the sum of TWENTH NINE THOUSAND SIX
HUNDRED AND FORTY Dollars ($29,640.00) which is made of TWENTY THOUSAND Dollars
($20,000.00) which sum shall be held by the Landlord as security for the full and faithful performance of all terms, conditions and agreements contained in this Lease and the first month base rent plus additional estimates costs of NINE
THOUSAND SIX HUNDRES AND FORTY Dollars ($9,640.00). The Landlord agrees to promptly inspect the Demised Premises upon the termination of this Lease, or an extension hereof, and

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return to the Tenant such security deposit without interest within thirty (30)
days of the termination thereof, if such inspection shall disclose that the
Tenant has substantially performed all of the terms, covenants and agreements of this Lease. In the event of failure of the Tenant to so perform, the Landlord may apply said security deposit, or so much thereof as may be necessary, towards the remedying of any condition which said inspection shall disclose. In such event, Landlord shall provide Tenant with an itemization of all expenses incurred and copies of all bills obtained to remedy the conditions disclosed by the inspection. Nothing hereinabove contained shall in any way limit the right of the Landlord to recover against the Tenant for any damage or other condition arising out of the failure of the Tenant to so perform. It is understood that the security deposit shall be utilized at the conclusion of the Lease to make necessary repairs which may arise as a result of the condition of the Demised
Premises and shall be first so applied. Thereafter, any remaining security deposit may be applied to any unpaid rent which may be due and owing, and the balance remaining, if any, shall be paid to the Tenant.

3. OPTION TO EXTEND TERM OF LEASE:

     Provided Tenant is not then in default beyond applicable grace periods,
Tenant shall have the option to extend the term of the Lease for an additional
Five (5) year period commencing on the Termination Date and ending five (5)
years thereafter, on the same terms and conditions as set forth herein except the minimum guaranteed rental shall be payable in accordance with the terms set forth in Schedule C annexed hereto. There is no further option to extend.

     In the event the Tenant wishes to exercise this option to extend, the
Tenant shall give the Landlord written notice at least one hundred eighty (180)
days prior to the expiration of the original term. TIME IS OF THE ESSENCE as to the provision for exercise of this option. Said notice shall be by certified mail to Landlord. In the event said notice is not given as aforesaid, the Lease shall terminate at the expiration of the original term and Landlord is free to lease said Demised Premises as he shall see fit.

4. EARLY ENTRY; ACCEPTANCE OF DEMISED PREMISES:

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     (a) Early Entry. Prior to the Rent Commencement Date, Tenant shall have the right of early entry upon the Demised Premises exclusively for the purpose of completing the "Tenant's Work".

     Any such entry by Tenant for the purpose of Tenant's Work will be subject to the following conditions: (i) Tenant, together with its employees, agents, independent contractors, suppliers and any other personnel under Tenant's control ("Tenant's Personnel") entering the Premises, will cooperate with
Landlord in carrying out the work; (ii) Tenant agrees that any such early entry is subject to all of the terms and conditions of the Lease except for those relating to the payment of Rent and other monetary obligations, which provisions will become applicable in accordance with the terms of this Lease; (iii) Prior to any entry upon the Premises by Tenant or Tenant's Personnel, Tenant agrees to pay for and provide to Landlord certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage must comply with the provisions of this Lease relating to insurance; (iv) Tenant and
Tenant's Personnel agree to comply with all applicable laws, regulations, permits and other approvals required to perform Tenant's Work or by the early entry on the Premises by Tenant and Tenant's Personnel; and (v) Tenant agrees to indemnify, protect, defend and save Landlord harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, reasonable attorneys' fees and legal costs) arising out of the early entry, use, construction, or occupancy of the Premises by Tenant or Tenant's Personnel.

     (b) Tenant shall examine, and Landlord shall permit Tenant to examine, the
Premises prior to such early entry and before taking possession, and Tenant's entry and taking of possession shall constitute conclusive evidence that, as of the date thereof, said Demised Premises were in good order and satisfactory condition.

5. TAXES AND OTHER IMPOSITIONS:

     5.1 Taxes. As additional rent, throughout the term of this Lease or an extension thereof, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, the Tenant shall pay to the Landlord as his pro rata share, a sum equal to fifty (50%) percent of all real estate taxes, water charges,

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sewer charges, assessments, levies, liens and imposts and each and every other levy or charge, general or special, ordinary or extraordinary, foreseen or unforeseen of any kind and nature whatsoever, (all of which are hereinafter referred to as "impositions") which may hereafter be created, levied, assessed, adjudged, imposed, or charged upon or with respect to the Premises, by any federal, state or municipal government, or under any law, ordinance or regulation thereof or of any public authority whatsoever, including among others, all special tax bills and general, special or other assessments and liens or charges made on local or general improvements or under any governmental public power or authority whatsoever; provided, however, if any imposition shall be created, levied, assessed, adjudged, imposed, charged, or become a lien with respect to a period of time which ends after the expiration of the term of this
Lease (other than by reason of breach of the terms hereof by Tenant) then Tenant shall only be required to pay that proportion of such imposition (based on the due dates as hereinafter defined) which is equal to the proportion of such period which falls within the terms of this Lease.

     In no event shall Tenant be liable for any taxes or assessments based on the income of the Landlord.

     It is understood that real estate taxes shall be treated as covering the period from July 1 to June 30, although assessed on the previous October 1st.
Said taxes are payable quarterly in July, October, January, and April of each year and are to be adjusted between Landlord and Tenant as if they were payable in advance. At Landlord's option, the foregoing amounts shall be payable in equal monthly installments of one-twelfth (1/12) of the taxes, etc. due, in advance on the first day of each month included in the term of the Lease, together with the monthly installment of the annual rent. The term "due dates"
refers to the dates when such payments shall be finally due and owing without incurring late payment fines, penalties or interest thereon, with said payments representing payments in advance. Upon request, the landlord shall supply proof of payment for said taxes to the tenant.

     5.2 Common Area Maintenance. The Tenant shall pay fifty (50%) percent of the total reasonable operating cost of the Premises. Such Premises' total operating cost shall mean the total cost and expense incurred in ordinary operating and maintaining

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the common areas and the Building on the Premises, specifically including, without limitation, but not limited to, gardening and landscaping, the cost of public liability and property damages insurance, and the cost of fire insurance with extended coverage, including vandalism and malicious mischief, repairs, replacements, line painting, sanitary control, removal of snow, common trash, rubbish and other refuse, management fees, and lighting of the common areas
(hereinafter referred to as "Common Area Maintenance Charge"). Tenant, however, is responsible for all trash removal costs associated with its tenancy. The amount shall be paid in equal monthly installments of one-twelfth (1/12) of the
Common Area Maintenance Charge, in advance on the first day of each month included in the term of this Lease, together with the monthly installment of the annual rent. At least fifteen (15) days prior to the commencement of each Lease year, the Landlord shall furnish the Tenant with a written estimate of the total cost and expense of operating and maintaining the common areas and any such building. Within ninety (90) days after the close of the year, the Landlord agrees to furnish to the Tenant a statement of actual operating expenses incurred during the preceding year together with a summary of all payments made by the Tenant during such year including proof of payment. If the Tenant has overpaid, then the Landlord shall furnish the Tenant with a credit statement to be applied to the next monthly rent payment due, and if the Tenant has underpaid, the Tenant shall pay the amount of underpayment together with the next monthly rent payment due. Any such adjustment shall survive the expiration of this Lease. If the Tenant disputes the Landlord's computation of Common Area
Maintenance Charge, the Tenant shall have the right, at its own cost and expense, to have done a review of the Landlord's common charge expenses at times that will not unreasonably interfere with the Landlord during normal business hours, which review will be conducted by outside independent certified public accountants of the Tenant's choosing at the expense of the Tenant.

6. INSURANCE:

     As additional rent, throughout the term of this Lease or an extension thereof, Tenant shall pay to Landlord as its pro rata share, annually, a sum equal to fifty (50%) percent of the amount of all insurance premiums, due with respect to the

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Building, for:

     a. Insurance against loss or damage to the Premises by fire and such other risks as may be included in the broadest form of extended coverage insurance from time to time available in an amount equal to the full insurable replacement value of the Premises;

     b. Insurance against loss of rental, under a rental value insurance policy covering loss due to the occurrence of any of the hazards described in the preceding subparagraph of this Article, in an amount equal to the total rental payable under this Lease for one (1) year following the occurrence of the insured casualty;

     Said payments shall be made by Tenant promptly upon notice of the amount due. The insurance policy in effect at the time of the execution of this lease shall be pro-rated. Tenant agrees to comply with all reasonable requests that may be made by Landlord's or Tenant's insurance carrier.

     Tenant shall, throughout the term hereof, at Tenant's own cost and expense:

     (a) Hold the Landlord harmless against any claims for injury to person or damage to property arising from Tenant's use and occupancy of the demised
Premises and, in addition thereto, shall provide and keep in force a policy of general public liability insurance protecting the Landlord against any and all liability, with such limits as may be reasonably established by Landlord from time to time, but in amounts of not less than $2,000,000.00 in respect to any one accident, and $1,000,000.00 in respect to injury to any one person and property damage in the amount of $1,000,000.00, all of which insurance shall be fully comprehensive and commonly known as "General Comprehensive Insurance."
Tenant's liability insurance carrier shall be licensed in the State of
Connecticut and have an A.M. Best rating of A-.

     (b) The Tenant shall furnish a Certificate of Insurance as to the above-described policy to the Landlord. The general public liability insurance policy shall name both Landlord and Tenant as the insured parties.

     Tenant shall take all necessary and reasonable protective measures and precautions to preserve and protect any and all of its personal property, fixtures and machinery and may obtain for its own protection, full insurance coverage against any of the hazards herein expressly stated or any other hazard that may cause damage, injury or destruction.

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     In the event the said Tenant or Tenant's use and occupancy of the Demised
Premises causes for any reason whatsoever other than its intended use as office, research and development, light manufacturing and assembly and warehouse space, any additional charge or increase in the rate of insurance on the building of which the Demised Premises are a part, or in the event the rate of insurance on the buildings can be decreased by an act of the Tenant, or by his compliance with recommendations of the Landlord, or its Agents, or any duly constituted and authorized body, then and in either of such events, the Tenant shall, from time to time immediately upon receipt of notice, do whatever is deemed necessary and follow whatever recommendations may be made, by the Landlord or its Agents, in order that such excess charge or increase in rate of insurance on the building so caused by such use or occupancy of the Demised Premises, by the Tenant may be removed, or lowered rate obtained; or, in the event conditions are such that nothing can be done, by way of improvements or otherwise, to remove such extra and additional charge or increase of rate of insurance on the building, or if the expense involved in excessive, then the Tenant shall pay the Landlord as additional rent the increased or additional cost of such insurance on the building.

7. WAIVER OF SUBROGATION:

     Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other, limited however, to anyone claiming through or under them by way of subrogation or otherwise for any loss or damage specifically insured against, or required by the terms of Article 6 of this
Lease entitled "INSURANCE" to be insured against by such party, even if such loss or damage shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible, and each party agrees to use its best effort with its respective insurance carriers to cause its insurance policies to contain a clause pursuant to which the insured

     (a) Waives the right of subrogation against the other party for losses covered by such policy and

     (b) Agrees that such policy shall not be invalidated because the insured has hereby waived any right of recovery for losses covered by such policy;

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     Provided, at the time of any such loss or damage, all insurance policies required by the terms of Article 6 of this Lease entitled "INSURANCE" to be insured against contain the clauses set forth in (a) and (b) above.

8. PUBLIC UTILITY CHARGES:

     Tenant agrees to pay or cause to be paid all charges for gas, electricity, light, heat, steam, power, telephone or other communication services used, and other services rendered or supplied upon or in connection with the Demised
Premises throughout the term of this Lease, and to indemnify Landlord and save
Landlord harmless against any liability or damages on such account for Tenant's use.

     The Tenant acknowledges that this provision requires Tenant, on or before the commencement of this Lease, to contract directly with the supplier of said services including but not limited to metered services, i.e., all meters servicing the Demised Premises will be placed in Tenant's name, all fuel oil deliveries in connection with the Demised Premises will be billed directly to
Tenant. Failure by Tenant to do so, on or before the commencement of this Lease, shall constitute a material breach of this Lease.

9. PARKING:

     Except as provided in Paragraph 1(c) above, parking shall be in common with other Tenants.

10. REPAIRS AND MAINTENANCE:

     Tenant shall, during the term of this Lease and any renewal or extension thereof, at Tenant's sole cost and expense, maintain and repair the interior of the Leased Premises, its floor coverings, doorways, windows and walls, and to the extent the same serve only the Leased Premises, the HVAC, plumbing and electrical systems, and keep the same in good condition as of the Commencement
Date of this Lease, reasonable wear and tear and damages caused by accidental fire or other casualty excepted.

11. COMPLIANCE WITH RULES, ORDINANCES, ETC.:

     Tenant covenants throughout the term of this Lease, at the Tenant's sole cost and expense, to comply with all laws and ordinances and notices, bylaws, orders,

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rules, regulations and requirements of federal, state and municipal governments and appropriate departments, commissions boards and officers thereof adopted subsequent to the execution of this Lease, including, but not limited to, all such laws, ordinances, notices, bylaws, orders, rules, regulations and requirements relating to the environment, hazardous materials, health, nuisance, fire, highways, sidewalks and zoning and further to comply with all notices, orders, rules and regulations of the National Board of Fire Underwriters, or any
other body now or hereafter constituted exercising similar functions, relating to all or any part of the Demised Premises, exterior as well as interior, foreseen or unforeseen, ordinary as well as extraordinary, structural as well as non-structural, or to the fixtures and equipment thereof and the sidewalks and curbs in or adjoining the Demised Premises or to the use or manner of use of the
Demised Premises. Tenant shall likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Demised Premises and equipment thereon.

     Specifically and not by way of limitation of any of the foregoing, and except as hereinafter set forth, Tenant agrees to assume all liability for any pollution or contamination, as described in Section 22a-451 of the Connecticut
General Statutes as the same may be amended from time to time, and any regulations adopted pursuant thereto, of the Demised Premises only to the extent that such pollution or contamination is caused by Tenant, and further agrees to promptly contain, remove and mitigate the effect of any such pollution or contamination to the satisfaction of Landlord and the Commissioner of
Environmental Protection in the event of intervention by said Commissioner.
Tenant further agrees to take all steps which may be required to satisfy and remove any lien placed upon said Demised Premises by said Commissioner pursuant to the provisions of said Section 22a-452a, only to the extent that such lien is the result of Tenant's acts.

     Tenant specifically agrees to hold the Landlord harmless and to indemnify
Landlord for any and all costs, including fines or penalties which may be imposed on Landlord only as a result of Tenant's violation of any of the provisions of this Article 11. Tenant also agrees that it shall engage in no conduct or activity which could cause the property to be classified as an
"Establishment" as it is defined in

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the Connecticut Transfer Act.

12. ALTERATIONS AND ADDITIONS BY TENANT:

     After installation of the initial Tenant's Work upon the Demised Premises,
Tenant shall not, without on each occasion first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, make or permit to be made any alterations, additions or improvements
(collectively, "Alterations") to the Demised Premises. The foregoing shall require Tenant to submit to Landlord plans for any work sought to be done by
Tenant. All Alterations which become part of the realty, except for trade fixtures, shall become the property of the Landlord. Tenant, at Tenant's sole cost and expense, shall be responsible for making all Tenant improvements to the
Demised Premises to meet its space or operational requirements, including without limitation, any improvements to any electrical or mechanical systems that serve the Demised Premises. Any work to be performed by Tenant in the
Demised Premises shall be done pursuant to all applicable federal, state and local laws and regulations, including but not limited to obtaining all required building permits and governmental approvals. Tenant shall obtain, prior to the beginning of any construction or its occupancy of the Demised Premises, if required by any applicable zoning laws or regulations, a certificate or letter of zoning compliance with respect to its use and occupancy of the Demised
Premises. Tenant shall provide Landlord with Mechanic's Lien waivers with respect to any work done on the Premises.

     Tenant shall have the right to place signs upon the Demised Premises, provided Tenant obtains the previous approval of the Landlord, such approval not to be unreasonably withheld, and provided such signs comply with all applicable municipal and other rules and regulations.

13. INSPECTION OF THE DEMISED PREMISES BY LANDLORD:

     Provided Landlord gives reasonable notice to Tenant, Tenant shall permit
Landlord and the authorized representatives of Landlord to enter the Demised
Premises at all reasonable times during usual business hours for the purpose of inspecting the same and making any structural repairs or necessary repairs thereto and performing any work therein that may be necessary by reason of
Tenant's default under the terms

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of this lease. Nothing herein shall imply any duty upon the part of the Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work in the Demised Premises, keep and store therein all necessary materials, tools and equipment. Landlord shall make such repairs in such a way and time as not to unduly interfere with Tenant's use of the
Demised Premises. However, the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

     Landlord shall have the right during usual business hours to enter the
Demised Premises and to exhibit the same for the purposes of sale and during the last twelve (12) months of the term of this Lease to any prospective tenants, provided said exhibiting of the Demised Premises does not unduly interfere with
Tenant's use of the Demised Premises. The Landlord may at any time exhibit the same for purposes of mortgaging provided said exhibiting does not unduly interfere with Tenant's use of the Demised Premises.

14. SURRENDER:

     Tenant agrees, at the expiration or earlier termination of the term hereof, promptly to yield up, clean and neat, and in the same condition of order and repair, normal wear and tear, casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 15) and taking (if terminated as a result thereof pursuant to Paragraph 17)excepted, in which they are required to be kept throughout the term hereof, the Demised Premises and all fixtures and equipment servicing the Demised Premises and to remove Tenant's signs, goods and effects and any machinery, fixtures and equipment used in the conduct of Tenant's business not servicing the Demised Premises, and to repair any damage caused by the removal. Any of Tenant's personal property such as machinery, trade fixtures, etc., not removed by the Tenant in accordance with the terms hereof, at the option of the Landlord hereof, may be deemed abandoned and worthless and, optional with the Landlord, may be permitted to remain on the Demised Premises or may be removed therefrom and discarded at Tenant's cost and expense and without any liability on Landlord's part. Tenant further agrees

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that this Lease shall, unless sooner terminated pursuant to the provisions hereof, expire absolutely on the expiration of the term hereof without the requirement of any notice from Landlord to Tenant.

15. DAMAGE AND DESTRUCTION:

     (a) Partial Destruction. If the Building is damaged by fire or other casualty to an extent not exceeding thirty-five percent (35%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord shall receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from
Tenant and/or Tenant's insurance, if any which Tenant is required to deliver to
Landlord pursuant to (Section 6 hereof) to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of any
Alterations for which Tenant is responsible under this Lease), then Landlord shall commence to proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

     (b) Substantial Destruction. Any damage or destruction to the Building which Landlord is not obligated to repair pursuant to Subparagraph 15(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect either: (i) to repair, reconstruct and restore the portion of the Building damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 15(d) below; or (ii) to terminate this Lease effective as of the date which is thirty (30) days after the Tenant's receipt of
Landlord's election to so terminate.

     (c) Notice. Under any of the conditions of Subparagraph 15(a) and (b)
above, Landlord shall give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of forty-five
(45) days after the occurrence of such casualty, or fifteen (15) days after
Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period"). Landlord's failure to give notice within

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the Notice Period shall be defined as notice to terminate.

     (d) Tenant's Termination Rights. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 15(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred ten (210) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

     (e) Tenant's Costs and Insurance Proceeds. In the event of any damage or destruction of all or any part of the Demised Premises, Tenant agrees to immediately notify Landlord thereof,

     (f) Abatement of Rent. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 15, rent will be abated or reduced, as the case may be, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with,
Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration except in the event such damage is caused by Landlord's willful or negligent conduct.

     (g) Inability to Complete. Notwithstanding anything to the contrary contained in this Paragraph 15, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 15(a) or 15(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is sixty
(60) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors or delays which are beyond the reasonable control of Landlord as described in the Force Majeure provisions of
Paragraph 32), then either Landlord or Tenant may elect to terminate this Lease upon ten (10) day's prior written notice given to the other after the expiration of such sixty (60) day period.

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     (h) Damage near End of Term. Landlord and Tenant shall each have the right to terminate this Lease if any material damage to the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty
(60) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

     (i) Waiver of Termination Right. Landlord and Tenant agree that the foregoing provisions of this Paragraph 15 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises.

     (j) Termination. Upon any termination of this Lease under any of the provisions of this Paragraph 15, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

16. ASSIGNMENT AND SUBLETTING:

     (a) Restriction on Transfer. Except as expressly provided in this Paragraph
16, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Demised Premises or any part thereof, or permit the use or occupancy of the Demised Premises by any other party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

     (b) Corporate and Partnership Transfers. For purposes of this Paragraph 16, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more
(individually or in the

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aggregate) of the voting power of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a
Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph 16. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation.

     (c) Permitted Controlled Transfers. Notwithstanding the provisions of this
Paragraph 16 to the contrary, Tenant may assign this Lease or sublet the Demised
Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent, to any parent, subsidiary or affiliate entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from a merger or consolidation with Tenant, or to any person or entity which acquires substantially all the assets of Tenant's business as a going concern, provided that: (i) at least ten (10) days prior to such assignment or sublease,
Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph
16(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Demised Premises or Term assumes, in full, the obligations of
Tenant with respect to such portion); and (iii) Tenant remains fully liable under this Lease; and (v) the use of the Demised Premises remains unchanged.

     (d) Transfer Notice. If Tenant desires to effect a Transfer, then at least fifteen (15) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the
"Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as
"Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the
Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require.

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     (e) Reasonable Disapproval. Landlord and Tenant hereby acknowledge that
Landlord's disapproval of any proposed Transfer that requires the approval of
Landlord under this Paragraph 16 will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the proposed Transferee is a governmental entity; (ii)
the portion of the Demised Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iii) the use of the Demised
Premises by the Transferee (A) is not permitted by the use provisions in
Paragraph 1 hereof, or (B) poses a risk of material increased liability to
Landlord; or (iv) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease.

     (f) Additional Conditions. A condition to Landlord's consent required under this Paragraph 16 to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to
Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition to Landlord's consent to any sublease, such sublease must provide that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by
Tenant, or in the event of any reentry or repossession of the Demised Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or
(ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

     (g) No Release. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require

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that, while Tenant is in default under this Lease, any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee.
However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against
Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of
Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve
Tenant of liability under this Lease.

     (h) Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees (not to exceed $1,000 for each such
Transfer) incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

17. EMINENT DOMAIN:

     (a) Substantial Taking. If the whole of the Demised Premises or a material portion thereof or of the parking areas for the Demised Premises is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority. For purposes of the preceding sentence, a "material" portion of the
Demised Premises or of the parking areas for the Demised Premises is deemed to be any portion of the exclusive parking

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area and any portion without which Tenant can no longer viably operate its business in the Premises.

     (b) Partial Taking; Abatement of Rent. In the event of a taking of a portion of the Demised Premises which does not constitute a material taking under Subparagraph 17(a) above, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefore from the condemning authority), and rent will be abated in proportion to percentage of parking or the floor area of the Demised
Premises which Tenant is deprived of on account of such taking: provided, however, there will be no abatement of rent if the only area taken is that which does not have a building or parking area used by Tenant located thereon.

     (c) Condemnation Award. In connection with any taking of all or any portion of the Premises, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this
Lease, and such bonus or excess value will be the sole property of Landlord.
Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority
(but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any other damage to Tenant's business by reason of such taking.

     (d) Temporary Taking. In the event of taking of the Demised Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will equitably abate for the duration of the taking, and (ii) Landlord will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking. For purpose of this Subparagraph
17(d), a temporary taking shall be defined as a taking for a period of ninety
(90) days or

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less.

18. CURING TENANT'S DEFAULTS:

     If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord shall give Tenant seven (7) business days notice to cure said default if said default is a monetary default or a reasonable time to cure said default if said default is a non-monetary default. If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord may
(but shall not be obligated to do so) in addition to any other rights it may have in law or equity and after written notice to Tenant, as aforesaid, except in case of emergency, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord for any sums paid or costs incurred by Landlord in curing such default, including interest at the rate of twelve percent (12%) per annum on all sums advanced by Landlord as aforesaid, which sums and costs, together with interest thereon, shall be deemed additional rent hereunder.

19. RESPONSIBILITY OF TENANT:

     Tenant agrees to be responsible for and to relieve and hereby relieves
Landlord from, and agrees to indemnify Landlord against, all liability by reason of any injury or breakage, leakage, collapse or other event in any portion of the Demised Premises, whether such fire, breakage, leakage, collapse or other event, injury or damage be caused by or results from the negligence of Tenant or any other person or persons whatsoever, acting on its behalf.

20. MORTGAGES AND SUBORDINATION:

     This lease shall be subject and subordinate at all times to the lien of any institutional mortgage (Commercial or Savings Bank, Federal or State Savings and
Loan Association, Insurance Company, pension fund, trust company, educational or eleemosynary institution or charitable trust) now or hereafter placed on the
Demised Premises and to any modifications, renewals, extensions or replacements thereof without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination, but Tenant covenants and agrees to execute and deliver

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upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage modification, renewal or extension as shall be desired by any mortgagee or proposed mortgagee; provided, however, that any such subordination of this Lease shall be subject to the prior covenant or agreement of non-disturbance by any such institutional mortgagee to
Tenant (which covenant or agreement shall be in the usual and customary form).
In the event Tenant does not execute and deliver said instruments, within ten
(10) days of written request by Landlord, Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant irrevocably, to execute and deliver any such instrument or instruments for and in the name of Tenant.

     Notwithstanding the foregoing, however, any such holder may subordinate its mortgage to this Lease, with Tenant's consent, by notice in writing to Tenant.
In such event, this Lease shall thereupon be deemed prior in lien to such mortgage without regard to their respective dates of execution and delivery; and
in that event such holder shall have the same rights with respect to this Lease as though it had been executed and delivered prior to the execution and delivery of the mortgage.

21. REMEDIES:

     a. Tenant's Default. Subject to the notice and cure provisions set forth in
Article 18 hereof, if Tenant shall fail or omit to pay the rent or other charges herein reserved as rent, within ten (10) days after the same are due and at the place the same are made payable, and without demand therefore, or if the Tenant shall in any other respect violate or fail to perform or comply with any of the terms, provisions, conditions or covenants herein contained, then it shall be lawful for Landlord, at its option, to enter and repossess the Demised Premises as if this Lease had not been made and thereupon this Lease and everything herein contained on Landlord's behalf to be done and performed, shall cease, terminate and be utterly void. In the event of a continuing default on the part of the Tenant or any breach of Lease beyond any grace period herein provided after bankruptcy (exclusive of Chapter XI) and surrender of possession then optional with the Landlord, all future unpaid rentals due hereunder may be accelerated and shall then be deemed damages due the Landlord and shall be declared immediately due and payable without any offsets

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for any possible future litigation thereof and regardless of any interim renting or rental income from other sources.

     Tenant agrees that, if the rent or any charges herein included as rent shall remain unpaid on any day on which same ought to be paid, or if Tenant should otherwise be in default hereunder, then Landlord shall have full power and authority to institute any action at law or in equity for the collection of said rent or other charges.

     If Tenant or its surety becomes insolvent, bankrupt, or makes an assignment for the benefit of creditors, or is levied upon or is about to be or is sold out by Sheriff's or Marshall's or Constable's sale, or if a receiver is appointed, then Landlord shall have the rights and remedies as provided in the first paragraph of this section.

     The failure of Landlord to insist in any one or more instances upon the performance of any of the covenants or conditions of this lease or to exercise any right or privilege herein conferred shall not be construed as thereafter waiving or relinquishing any such covenants, conditions, rights or privileges and the same shall continue and remain in full force and effect, and waiver of one default or right shall not constitute waiver of any other default; and the receipt of any rent by Landlord from Tenant or any assignee or subtenant of
Tenant, whether the same be rent that originally was reserved or that which may become payable under any covenants herein contained, or of any portion thereof, shall not operate as a waiver of the right of Landlord to enforce the payment of the additional rent or of any of the other obligations of this lease by such remedies as may be appropriate, and shall not waive or avoid the right of
Landlord at any time thereafter to elect to terminate this Lease, on account of any breach of any covenant therein, or condition of this Lease, unless evidenced by Landlord's written waiver.

     In the event that Tenant shall neglect or fail to pay or perform any obligation under this lease at any time during the term of this lease and such payments shall be made or obligations performed by Landlord, then Landlord, at his option, may declare such payments and the costs of performance of obligations to be additional and further rent and may collect such additional rent from Tenant plus interest at the rate of twelve percent (12%) per annum with the next installment of

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rent due thereafter, together with a reasonable attorney's fee.

     Each right and remedy of Landlord provided for in this lease shall be cumulative and shall be in addition to every other right and remedy provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise.

     In the event Landlord engages an attorney to enforce any provision of this
Lease in an action or proceeding in Court or otherwise, Tenant agrees to pay
Landlord its reasonable attorney's fees and costs incurred in connection therewith. If this Lease has not otherwise been terminated, then any attorney's fees and costs incurred by Landlord as aforesaid shall become additional rent hereunder and due and payable on the first day of the month after Landlord provides Tenant with a statement of such attorney's fees and costs.

     b. Landlord's Default. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless
Landlord fails to perform such obligation within ten (10) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than ten (10) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such ten (10)
day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity.

22. GRACE PERIOD:

     a. Tenant is obligated to make the rental payment on or before the first of the month, in advance. Any payment mailed to the Landlord must be mailed so as to be received by Landlord on or before the tenth (10th) of the month. Any payment received by Landlord after the tenth (10th) of the month will be subject to a late charge of five (5%) percent. If said late charge is not included in the rental payment, it may be deducted from Tenant's Security Deposit set forth in Article 2.

     b. Except as provided in subsection (a) hereof, Landlord agrees that
Landlord will not exercise any right or remedy provided for in this Lease or allowed by law because of any default of Tenant, unless Landlord shall have first given written notice thereof to Tenant and (1) if the default is failure to make any

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payment hereunder, Tenant, within a period of five (5) days thereafter, shall have failed to pay the sum or sums due or (2) if the default consists of something other than the payment of money, Tenant shall have failed within twenty (20) days thereafter to begin and actively and diligently in good faith to proceed with the correction of the default until it shall be fully corrected, provided, however, that no such notice from Landlord shall be required more than three (3) times during any twelve (12) month period or if a petition in bankruptcy or for reorganization shall have been filed by or against Tenant, resulting in an adjudication of bankruptcy or for reorganization, or if a
Receiver or Trustee is appointed for Tenant and such appointment and such receivership or trusteeship is not terminated within forty-five (45) days or
Tenant makes an assignment for the benefit of creditors or if Tenant is levied upon and is about to be sold out upon the Demised Premises by any Marshal or
Constable.

23. NOTICES:

     All notices required or permitted hereunder from either of the parties to the other shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be addressed to
Aduromed Corporation, 3 Trowbridge Drive, Bethel CT. 06801, with copy to
Tenant's attorney, James M. Rae, Esq., Stairs Dillenbeck Finley, 330 Madison
Avenue, 29th Floor, New York, NY 10017, and notices to Landlord shall be addressed to Cheyenne Company, LLC to the attention of Jay R. Brundage, P.O. Box
107, Bethel, Connecticut 06801, with a copy to Landlord's attorney, Michael R.
Kaufman, Esq., Jones, Damia, Kaufman, Borofsky & DePaul, LLC, 301 Main Street,
P.O. Box 157, Danbury, Connecticut 06813-0157. Either party may, at any time in the manner set forth for giving notices to the other, set forth a different address to which notices to it shall be sent.

24. DEFINITION OF "TENANT":

     The word "Tenant" is used herein to include Aduromed Corporation. By the execution hereof, said Aduromed Corporation agrees to be liable for all rents, covenants, and promises herein contained; and covenants that it is a Delaware corporation in good standing and duly qualified to do business in the State of

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Connecticut.

25. PERFORMANCE WITHOUT PREJUDICE:

     Anything herein contained to the contrary notwithstanding, it is understood and agreed that, if a dispute arises between Landlord and Tenant as to the obligation of one or the other to perform any act or to pay any sum of money to the other or to a third party, the performance of such act or the making of such payment shall be without prejudice to the right of the party so performing or making payment to seek reimbursement from the other therefore.

26. ENTIRE AGREEMENT:

     It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, conditions and understandings between Landlord and Tenant with respect to the Demised Premises, and that there are no promises, agreements, conditions or understanding either oral or written, between them other than as are herein set forth. It is further understood and agreed that no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

27. BROKER:

     (a) The parties hereto recognize J. Michael Struna of Advantage Realty,
Inc. as the sole real estate broker agent who represented the Landlord and the
Tenant in connection with the lease of the Demised Premises herein described.
The Landlord hereby agrees to pay the agreed commission for such services in accordance with Landlord's agreement with J. Michael Struna of Advantage Realty,
Inc.

     (b) Each party represents and warrants to the other, that, to its knowledge, no broker, agent or finder, other than the broker stated in
Subparagraph 27(a) above (i) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (ii) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines,

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expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

28. CAPTIONS:

     It is agreed that the captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

29. BINDING EFFECT:

     This Lease, together with any and all addenda or amendments thereto, shall inure to the benefit of the respective parties hereto, their successors, heirs, personal representatives or assigns, (provided that any assignment by the Tenant shall be effective only if made in strict accordance with the terms of this
Lease).

30. CONNECTICUT PREJUDGMENT REMEDY WAIVER:

     Tenant acknowledges that the transactions represented by this lease are commercial transactions and hereby voluntarily and knowingly waives any rights to notice of and hearing on prejudgment remedies under Chapter 903A of the
Connecticut General Statutes or other statutes affecting prejudgment remedies and authorizes the Landlord's attorney to issue a writ for a prejudgment remedy without court order, provided the complaint shall set forth a copy of this waiver.

31. ALLOWANCE FOR TENANT ALTERATIONS AND IMPROVEMENTS:

     Landlord will provide Tenant with a base rental credit for alterations and improvements (collectively, the "Improvements") to the office and other areas of the Demised Premises of TWENTY FIVE THOUSAND Dollars ($25,000.00) to be credited against base rent when due and payable beginning on the 1st day of the month after six (6) months from the commencement date of the lease as a reduction of the base rent for 12 consecutive month thereafter in equal monthly amount of
$2,083.33.

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32. FORCE MAJEURE.

     If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone)
or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease (a "force majeure delay"), then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay.
Except with regard to the initial build-out of the Demised Premises as contemplated in the Work Letter Agreement, force majeure delays will also include restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay). The provisions of this Paragraph 32 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

33. FLEET DEPARTURE DATE:

     This Lease is contingent upon Landlord delivering the Demised Premises that are the subject of this Lease free of all tenant(s). The premises that are the subject of this lease are presently occupied by Fleet Environmental Services
f/n/a/ Environmental Services, LLC ("Fleet"), pursuant to a lease between
Landlord and Fleet. The Tenant's right to occupy the Premises and commence work on alterations to the Premises shall not commence unless and until Landlord is able to terminate the existing lease between Landlord and Fleet on terms satisfactory to Landlord and obtain possession of the Premises. In the event
Fleet is unwilling to vacate the Premises that are the subject of this Lease on or before the 1st of April 2006 then Landlord and Tenant may terminate this
Lease by giving written notice to each other

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or each other's attorneys of the foregoing and upon such termination, Landlord shall return all money paid by Tenant hereunder, without interest thereon, to
Tenant and upon receipt of said sums by the Tenant this Lease shall terminate and be of no further force or effect and the Tenant and Landlord shall be discharged of all liability, each to the other, hereunder.

34. QUIET ENJOYMENT.

     Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease.

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                         SCHEDULE A - LEGAL DESCRIPTION

ALL THAT CERTAIN piece or parcel of land located in the Town of Bethel, County of Fairfield, and State of Connecticut, being shown and designated as Lot #13 on a certain map entitled, "TOWN OF BETHEL, CONNECTICUT, FRANCIS J. CLARKE
INDUSTRIAL PARK, SUBDIVISION PLAN, PREPARED FOR BETHEL ECONOMIC DEVELOPMENT
COMMISSION by Lord-Wood, Larson Associates, Incorporated, Engineers and
Planners, Kasper Associates, Surveyors and Engineers, dated July 9, 1984,
Revised October 9, 1984, Scale 1" = 100'," which map is certified by Paul F.
Varko, L.S. No. 11627, and which map is filed in the office of the Town Clerk of
Bethel on October 24, 1984 in Map File No. 18 as Map No. 174.

Together with the right to pass and repass for all purposes, over the road as shown on the above map to and from Route 53.

SUBJECT TO:

1.   Any and all provisions of any ordinance, municipal regulation or public or private law which may affect said property.

2.   Taxes to the Town of Bethel, hereinafter due and payable.

3.   Easement in favor of The Danbury & Bethel Gas & Electric Light Company dated June 23, 1950 and recorded in Book 51 at Page 253 of the Bethel Land
     Records.

4.   Rules and Regulations of Francis J. Clarke Industrial Park dated January
     16, 1985 and recorded in Book 334 at Page 127 of the Bethel Land Records.

5.   Easement Agreement with The Southern New England Telephone Company dated
     October 10, 1985 and recorded in Book 365 at Page 16 of the Bethel Land
     Records.

6.   Easement from the Town of Bethel to The Connecticut Light & Power Company
     dated March 12, 1986 and recorded in Book 375 at Page 1; as partially assigned to Yankee Gas Services Company by assignment dated June 30, 1989 and recorded in Book 466 at Page 462 and in Book 466 at Page 467 of the
     Bethel Land Records.

7.   Easement from the Town of Bethel to The Connecticut Light & Power Company
     dated March 12, 1986 and recorded in Book 375 at Page 3 of the Bethel Land
     Records.

8.   Easement to be granted or retained for drainage and sloping in connection with the construction of roads within said park and for the installation of utilities, including but not limited to electrical, gas, telephone, sewer, water and cable television.

9.   Building lines, notes, easements and notations as set forth and contained on Map File 18 Map 174 and Map File 22 Map 36 of the Bethel Land Records.

10.  Agreement not to disturb without prior approval of the Bethel Economic
     Development Commission the archaeologically significant areas located on portions of Lot Nos. 5, 8, 12, 13, 14, 18, 19, 23, 24, 25, 28, 29, and 30.

11.  Reservation of passageway as contained in a deed recorded in Book 54 at
     Page 364 of the Danbury Land

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     Records.

12.  Reservation of passageway as contained in a deed recorded in Book 54 at
     Page 422 of the Danbury Land Records.

13.  Reservation of water lines as contained in a deed recorded in Book 6 at
     Page 221 of the Bethel Land Records.

14.  Reservations contained in deeds recorded in Book 6 at Page 292 of the
     Bethel Land Records and in book 60 at Page 192 of the Danbury Land Records.
     (Continued on next page)

15.  Covenant to maintain fences contained in deed recorded in Volume 52 at Page
     310 of the Danbury Land Records.

16.  Rights and provisions contained in Deed recorded in Volume 82 at Page 237 of the Bethel Land Records.

17.  Privilege of passing and re-passing through lane, as set forth in Deed recorded in Volume 32 at Page 145 of the Danbury Land Records.

18.  Rights, if any, of others in and to Second Lane and any extension thereof,
     Cherry Lane and any extension thereof and the roads and old highway crossing or abutting the premises.

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                      SCHEDULE B - FIRST TERM RENT SCHEDULE

 TERM      S.F.   NNN RATE   MONTHS      YEARLY       MONTHLY
-------   -----   --------   ------   -----------   ----------
Year 1    11856    $ 8.25      12     $ 97,812.00   $ 8,151.00
Year 2    11856    $ 8.25      12     $ 97,812.00   $ 8,151.00
Year 3    11856    $ 8.50      12     $100,776.00   $ 8,398.00
Year 4    11856    $ 8.75      12     $103,740.00   $ 8,645.00
Year 5    11856    $ 9.00      12     $106,704.00   $ 8,892.00
Year 6    11856    $ 9.25      12     $109,668.00   $ 9,139.00
Year 7    11856    $ 9.50      12     $112,632.00   $ 9,386.00
Year 8    11856    $ 9.75      12     $115,596.00   $ 9,633.00
Year 9    11856    $10.00      12     $118,560.00   $ 9,880.00
Year 10   11856    $10.30      12     $122,116.80   $10,176.40

     Rental is on a NNN basis with rent escalations per year as indicated in the table above. Specific inclusions for the NNNs are spelled out in the formal lease document.

     The "Lease commencement Date" is the date that this document is signed and estimated to be the 3rd of February 2006. The "Occupancy Date" is the date the tenant is given possession of the premises and is estimated to be the 1st of
April 2006. The "Rent Commencement Date" will be 30 days after the "Occupancy
Date" and is estimated to 1st of May 2006. The lease term will end 10 years after the "Rent Commencement Date". Lease termination is estimated to be 31st of
April 2016. Upon occupancy by the Tenant, the landlord will provide the Tenant a memorandum specifying the specific dates described above.

     Tenant will be afforded full access to the space once the lease is signed, and the deposit and insurance binder are in place and the current Tennant has vacated the premise.

     All the exterior areas in and around the front of the building that are now settling will be repaired. This shall also include if necessary the repair and resealing of the parking areas. This shall be completed within 6 months of the
Rent Commencement Date.

     All Windows shall be properly sealed and caulked as necessary.

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                    SCHEDULE C - OPTION PERIOD RENT SCHEDULE

  TERM     S.F.   NNN RATE   MONTHS      YEARLY       MONTHLY
-------   -----   --------   ------   -----------   ----------
Year 11   11856    $10.61      12     $125,780.30   $10,481.69
Year 12   11856    $10.93      12     $129,553.71   $10,796.14
Year 13   11856    $11.26      12     $133,440.32   $11,120.03
Year 14   11856    $11.59      12     $137,443.53   $11,453.63
Year 15   11856    $11.94      12     $141,566.84   $11,797.24

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     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and
seals,              the day and year first above written.

signed, sealed and Delivered
in the presence of:

                                        LANDLORD,
-------------------------------------   Cheyenne Company, LLC

-------------------------------------   By: /s/ Jay Brundage
                                            ------------------------------------
                                            Jay Brundage, Member

-------------------------------------   TENANT,
                                        Aduromed Corporation

-------------------------------------   By: /s/ Damien R. Tanaka
                                            ------------------------------------
                                            Damien R. Tanaka, President

STATE OF CONNECTICUT    )
                        ) ss. Danbury
COUNTY OF FAIRFIELD     )

     On this the 17th day of February, 2006, before me, Michael R. Kaufman, the undersigned officer, personally appeared Jay Brundage who acknowledged himself to be a member of Cheyenne Company, LLC, and he as such member, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as such member.

     In witness whereof I hereunto set my hand.

                                        /s/ Michael R. Kaufman
                                        ----------------------------------------
                                        MICHAEL R. KAUFMAN
                                        Commissioner of Superior Court

STATE OF CONNECTICUT    )
                        ) ss.
COUNTY OF FAIRFIELD     )

     On this the 3rd day of February, 2006, before me Carey A Nevin, the undersigned officer, personally appeared Damien R. Tanaka who acknowledged himself to be the President of Aduromed Corporation, a Delaware corporation, and he as such member, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as its President.

     In witness whereof I hereunto set my hand.

                                        /s/ Carey A. Nevin
                                        ----------------------------------------
                                        Commissioner of Superior Court
                                        Notary Public
                                        My Commission Expires: November 2006

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                                      INDEX

ARTICLE.

 1. DEMISED PREMISES

 2. TERM, RENT AND SECURITY

 3. OPTION TO RENEW LEASE

 4. ACCEPTANCE OF DEMISED PREMISES

 5. TAXES AND OTHER IMPOSITIONS

 6. INSURANCE

 7. WAIVER OF SUBROGATION

 8. PUBLIC UTILITY CHARGES

 9. PARKING

10. REPAIRS AND MAINTENANCE

11. COMPLIANCE WITH RULES, ORDINANCES, ETC.

12. ALTERATIONS AND ADDITIONS BY TENANT

13. INSPECTION OF THE DEMISED PREMISES BY LANDLORD

14. SURRENDER

15. DAMAGE AND DESTRUCTION

16. ASSIGNMENT AND SUBLETTING

17. EMINENT DOMAIN

18. CURING TENANT'S DEFAULTS

19. RESPONSIBILITY OF TENANT

20. MORTGAGES AND SUBORDINATION

21. REMEDIES

22. GRACE PERIOD

23. NOTICES

24. DEFINITION OF "TENANT"

25. PERFORMANCE WITHOUT PREJUDICE

26. ENTIRE AGREEMENT

27. BROKER

28. CAPTIONS

29. BINDING EFFECT

30. CONNECTICUT PREJUDGMENT REMEDY WAIVER

31. ALLOWANCE FOR TENANT IMPROVEMENTS

32. FORCE MAJEURE

33. FLEET DEPARTURE DATE

34. QUIET ENJOYMENT